                                                                    EXHIBIT 99.1

Disclosure Regarding Confidential Information:

     Portions of Appendices D, F, G, H, I, PNW D and PNW F attached to this
     Exhibit 99.1 to a Current Report on Form 8-K (consisting of portions of 13 multiple pages) have been omitted from this exhibit filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of the following symbol: +.


                               AMENDMENT AGREEMENT

                This AMENDMENT AGREEMENT (this "AMENDMENT"), dated as of February 6, 1998, is between UNITED AIR LINES, INC. ("United"), and SKYWEST AIRLINES, INC. ("CONTRACTOR"), hereby further amends and is made a part of the United Express Agreement, which was effective on October 1, 1997 (the "AGREEMENT"), between these parties, and this Amendment is effective as of April 23, 1998 (the "AMENDMENT EFFECTIVE DATE") upon final execution of the Agreement.

1. INTRODUCTION. This Amendment, when fully executed by the parties hereto, will become part of the Agreement and will evidence the parties' further agreement with respect to the matters set forth below. All terms used herein, unless otherwise defined in this Amendment, shall have the same meaning as in the Agreement. The terms and conditions of the Agreement, to the extent not in conflict with this Amendment, are hereby incorporated into this Amendment. In the event of any conflict between any of the provisions of this Amendment and the Agreement, the provisions of this Amendment shall govern.

2. TERM. The term of this Amendment becomes effective at 12:01 a.m. Chicago, Illinois time, on the Amendment Effective Date, and shall terminate,

        (a) WITH RESPECT TO THE LAX CITY PAIRS, on September 30, 2002; unless it is terminated at an earlier date pursuant to one or more of the provisions of the Agreement; provided, however, that this Amendment may be terminated by United for convenience upon 180 days' prior written notice to Contractor, which notice shall not be given earlier than September 30, 1999; and

        (b) WITH RESPECT TO THE SFO CITY PAIRS AND THE PNW CITY PAIRS, on May 31, 2008; unless it is terminated at an earlier date pursuant to one or more of the provisions of the Agreement; PROVIDED, HOWEVER, that this Amendment, in whole or in part, may be terminated at any time by United for convenience upon 180 days' prior written notice to Contractor.

3. APPENDICES. Existing APPENDICES B, D, F and G are amended and replaced in their entirety by the attached APPENDICES B, D, F and G. The new appendices PNW APPENDIX B, D, and F are added to the Agreement.

        IN WITNESS WHEREOF, the parties have agreed to and executed this Amendment by their authorized representatives as of the day and year first written above on this Amendment.

UNITED AIR LINES, INC.                 SKYWEST AIRLINES, INC.

By: ___________________________        By: __________________________

Title: ________________________        Title: _______________________

                                   APPENDIX B

                                AIRPORT SERVICES


                 Customer Service/          Customer Service/       Ground Handling      Receipt/
Airport           Ticket Counter *                Gates              Ramp Duties **      Dispatch
-------          -----------------          -----------------       ---------------      --------


I.          EFFECTIVE OCTOBER 1, 1997
            -------------------------

BUR              United                          United                 United            United

LAS              United                          United                 United            United

LAX              United                          Contractor             Contractor        Contr.

MRY              United                          United                 United            United

PSP              United                          United                 Contractor        Contr.

SBA              United                          United                 Contractor        Contr.

SJC              United                          United                 United            United



II.         EFFECTIVE APRIL 23, 1998
            ------------------------

SNA              United                          United                 United            United


*       Also including Small Package service.
** Any unique ground equipment which is needed to service Contractor's aircraft will be provided by Contractor.

                                   APPENDIX D

                               CONTRACT CITY PAIRS


City Pair                                            Frequency *
---------                                            -----------

                                         Winter                  Summer
                                         October 1 thru          June 1 thru
                                         May 31                  September 30
                                         ------------            ------------


I.   EFFECTIVE OCTOBER 1, 1997  ("ORIGINAL LAX CITY PAIRS")
     -------------------------

LAX - MRY                                        +                      +

LAX - ONT                                        +                      +

LAX - PSP                                        +                      +

LAX - SAN                                        +                      +

LAX - SJC                                        +                      +

LAX - SBP                                        +                      +

LAX - SBA                                        +                      +

LAX - SMX                                        +                      +

LAX - YUM                                        +                      +

LAX - IPL                                        +                      +

IPL - YUM                                        +                      +

City Pair                                            Frequency *
---------                                            -----------

                                         Winter                  Summer
                                         October 1 thru          June 1 thru
                                         May 31                  September 30
                                         ------------            ------------


II.   EFFECTIVE APRIL 23, 1998  ("APRIL 23 LAX CITY PAIRS")
      ------------------------


LAX - BFL                                        +                     +

LAX - CLD                                        +                     +

LAX - FAT                                        +                     +

LAX - IYK                                        +                     +

LAX - OXR                                        +                     +

LAX - SNA                                        +                     +

LAX - VIS                                        +                     +


* The daily flight frequency reflects the number of roundtrip(s) in a 30 seat EMB120 aircraft.** The flight frequency will be adjusted to reflect normal reduced weekend and holiday schedules.

**      Contractor's regional jet aircraft are not included in these operations.

                                   APPENDIX F

                                  CONTRACT FEES


City Pair                           Cost Per Departure *         Cost Per Revenue Passenger **
---------                           --------------------         -----------------------------


I.   EFFECTIVE OCTOBER 1, 1997
     -------------------------

LAX - MRY                                         +                               +

LAX - ONT                                         +                               +

LAX - PSP                                         +                               +

LAX - SAN                                         +                               +

LAX - SJC                                         +                               +

LAX - SBP                                         +                               +

LAX - SBA                                         +                               +

LAX - SMX                                         +                               +

LAX - YUM                                         +                               +

LAX - IPL                                         +                               +

IPL - YUM                                         +                               +




* The cost per departure will be paid for each completed flight operation. Flights operated in excess of the frequency outlined in Appendix D, must be approved by United.

** Effective JANUARY 1, 1998, the Cost Per Revenue Passenger (except IPL-YUM) shall be +.

City Pair                           Cost Per Departure *         Cost Per Revenue Passenger **
---------                           --------------------         -----------------------------


II.  EFFECTIVE APRIL 23, 1998
     ------------------------


LAX - BFL                                +                                       +

LAX - CLD                                +                                       +

LAX - FAT                                +                                       +

LAX - IYK                                +                                       +

LAX - OXR                                +                                       +

LAX - SNA                                +                                       +

LAX - VIS                                +                                       +


* The cost per departure will be paid for each completed flight operation. Flights operated in excess of the frequency outlined in Appendix D, must be approved by United.

                                   APPENDIX G

                      CONTRACT CITY PAIRS INCENTIVE PROGRAM


1. INCENTIVE PROGRAM. To compensate Contractor further for its investment and to ensure that Contractor has a meaningful incentive to provide a high quality operation, United will pay Contractor QUARTERLY INCENTIVE PAYMENTS according to the QUARTERLY INCENTIVE FORMULA below using the + and + corresponding to the ACTUAL PERFORMANCE LEVELS attained during the quarter for each of the three (3) PERFORMANCE CATEGORIES set forth in the attached PERFORMANCE INCENTIVE SCHEDULE. Any resulting Quarterly Incentive Payments based upon City Pair System's + and + are separate from and based upon a separate set of + and + than those set forth below for any other City Pair System.

2.      QUARTERLY INCENTIVE FORMULA.

                QUARTERLY INCENTIVE PAYMENT = A + B.

                        where, A = +

                        where, B = +

                QUARTERLY CONTRACT CITY PAIR COST = C + D.

                        where, C = +

                        where, D = +

3.      PERFORMANCE INCENTIVE SCHEDULE.

        A. METHOD. For each calendar quarter and for Contractor's entire United Express operations hereunder, determine Contractor's Performance Level (A, B, C or D) within each of the Performance Categories + in the Performance Incentive Schedule below. Then, separately for the various City Pair Systems shown below, identify in the + and + schedule the figures corresponding to the Performance Levels attained for each of the Performance Categories. Then, separately for each City Pair System, add the three percentage figures together yielding the +, and add the three dollar amounts together yielding the +. Apply the resulting factors and rates in the Quarterly Incentive Formula to compute the Quarterly Incentive Payment applicable to each City Pair System.

Note: "Departures" and "revenue passengers" are measured by the lift records processed by United's Revenue Accounting Department.

        B.      SCHEDULE.


PERFORMANCE CATEGORIES:


+

                     Jan-Mar               Apr-Jun           Jul-Sep              Oct-Dec
                     -------               -------           -------              -------

Level A              +                     +                 +                    +

Level B              +                     +                 +                    +

Level C              +                     +                 +                    +

Level D              +                     +                 +                    +

+


+

                     Jan-Mar               Apr-Jun           Jul-Sep              Oct-Dec
                     -------               -------           -------              -------

Level A              +                     +                 +                    +

Level B              +                     +                 +                    +

Level C              +                     +                 +                    +

Level D              +                     +                 +                    +

+

+


                        Jan-May and Sep-Nov               Jun-Aug, Dec
                        -------------------               ------------

     Level A            +                                 +

     Level B            +                                 +

     Level C            +                                 +

     Level D            +                                 +


+


   ORIGINAL LAX CITY PAIR SYSTEM

                                    +                                 +                                    +
                                ----------                         -------                              -------

     Level A                    +                                  +                                    +

     Level B                    +                                  +                                    +

     Level C                    +                                  +                                    +

     Level D                    +                                  +                                    +


   APRIL 23 LAX CITY PAIR SYSTEM

                                    +                                 +                                    +
                                ----------                         -------                              -------

     Level A                    +                                  +                                    +

     Level B                    +                                  +                                    +

     Level C                    +                                  +                                    +

     Level D                    +                                  +                                    +

   SFO CITY PAIR SYSTEM

                                    +                                 +                                    +
                                ----------                         -------                              -------

     Level A                    +                                  +                                    +

     Level B                    +                                  +                                    +

     Level C                    +                                  +                                    +

     Level D                    +                                  +                                    +


   PNW CITY PAIR SYSTEM

                                    +                                 +                                    +
                                ----------                         -------                              -------

     Level A                    +                                  +                                    +

     Level B                    +                                  +                                    +

     Level C                    +                                  +                                    +

     Level D                    +                                  +                                    +

                                 PNW APPENDIX B


                                AIRPORT SERVICES


                Customer Service/          Customer Service/          Ground Handling/             Receipt/
Airport          Ticket Counter*                 Gates*                 Ramp Duties**              Dispatch
-------         -----------------          -----------------          ----------------             --------
SEA                  United                    Contractor                Contractor               Contractor

PDX                  United                    Contractor                Contractor               Contractor

EUG                  United                      United                    United                   United

MFR                  United                      United                    United                   United


*       Also including Small Package service.

** Any unique ground equipment which is needed to service Contractor's aircraft will be provided by Contractor.

                                 PNW APPENDIX D


                               CONTRACT CITY PAIRS


     City Pair                    Frequency*
     ---------                    ----------

     BLI-SEA                      +

     EUG-SEA                      +

     PDX-SEA                      +

     PSC-SEA                      +

     SEA-YKM                      +

     EUG-PDX                      +

     MFR-PDX                      +

     PDX-PSC                      +

     PDX-RDD                      +

     PDX-RDM                      +


* The daily flight frequency reflects the number of roundtrip(s) in a 30 seat EMB120 aircraft.** The flight frequency will be adjusted to reflect normal reduced weekend and holiday schedules.

**      Contractor's regional jet aircraft are not included in these operations.

                                 PNW APPENDIX F


                                  CONTRACT FEES


    City Pair                           Cost Per Departure *                  Cost Per Revenue Passenger
    ---------                           --------------------                  --------------------------

    BLI-SEA                                +                                     +

    EUG-SEA                                +                                     +

    PDX-SEA                                +                                     +

    PSC-SEA                                +                                     +

    SEA-YKM                                +                                     +

    EUG-PDX                                +                                     +

    MFR-PDX                                +                                     +

    PDX-PSC                                +                                     +

    PDX-RDD                                +                                     +

    PDX-RDM                                +                                     +


* The cost per departure will be paid for each completed flight operation. Flights operated in excess of the frequency outlined in PNW Appendix D, must be approved by United.